UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 14, 2005

PLIANT CORPORATION
(Exact name of company as specified in its charter)

Utah	333-40067	87-0496065
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL 60173
(Address of principal executive offices) (Zip Code)

(847) 969-3300

(Company’s telephone number, including area code)

N.A.
(Former name or former address if changed since last report)

ITEM 8.01. Other Events

On November 14, 2005, Pliant Corporation issued a press release which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statement and Exhibits

(c) The following items are included as Exhibits to this report:

99.1   Press Release dated November 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT CORPORATION

Date: November 14, 2005	By:	/s/ Harold C. Bevis
Harold C. Bevis
President and Chief Executive Officer